Exhibit 10.1

FORM OF LETTER AGREEMENT

Marijuana Company of America, Inc.

633 West Fifth Street, Suite 2826

Los Angeles, California 90071

VIA ELECTRONIC MAIL

November 24, 2021

cDistro, Inc.

Attention: Ronald P. Russo, Jr., Chief Executive Officer

3450 S. Ocean Blvd., #122

Palm Beach, FL 33480

Email: rr@cdistro.com

Beach Labs, Inc.

Attention: Ronald P. Russo, Jr., Chief Executive Officer

3450 S. Ocean Blvd., #122

Palm Beach, FL 33480

Email: rr@cdistro.com

Re:	True-Up of Merger Shares; Agreement to Amend Merger Agreement;
Agreement to Issue Promissory Note;
Agreement to Rescind Board Observation Rights Letter Agreement.

Dear Mr. Russo:

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”), entered into on June 29, 2021 by and among Marijuana Company of America, Inc. (the “Company”) and cDistro, Inc. ( “cDistro”).

Reference is also made to that certain Observation Rights Letter Agreement (the “Board Letter”), entered into on June 29, 2021 by and among the Company and Beach Labs, Inc. (“Beach Labs”).

In light of our recent discussions regarding the compensation to Beach Labs under the Merger Agreement, the Company proposes that Beach Labs accept the Company’s offer of an adjustment designed to maintain the agreed-upon value of the compensation paid under the Merger Agreement. Specifically, we discussed making a promissory note in the amount of $625,000, which will satisfy half of the stated Merger Agreement Section 2.1(b) compensation value of $1,200,000 (the “Note”), making a true-up of the Merger Agreement stock compensation to reach the value of $600,000, equaling half of the stated Merger Agreement Section 2.1(b) compensation value of $1,200,000 (the “True-Up”), and amending the Merger Agreement to add a true-up provision that will maintain that $600,000 of stock compensation value at the date of Beach Lab’s Rule 144 eligibility (the “Amendment”). Beach Labs will additionally release the Company from the Board Letter.

By your agreement and acknowledgment below, this Letter Agreement shall serve as written confirmation that:

1.	You agree, as of the date of this letter, to perform the True-Up in the form of Exhibit A to this letter.
2.	You agree to the terms of the Note in substantially the form of Exhibit B to this letter.
3.	You agree to the terms of the Amendment in substantially the form of Exhibit C to this letter.
4.	You agree that the Board Letter is terminated and no longer in effect.

By signing below, this Letter Agreement shall serve as written confirmation that you have reviewed this Letter Agreement (and consulted with your legal and tax advisors to the extent you deemed necessary) and agree to the terms and conditions as described herein. Upon the Effective Date of this letter agreement, you understand that you will be releasing and discharging the Company and its affiliates from any and all obligations and duties that such persons may have to you with respect to the Merger Agreement.

This Letter Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Letter Agreement. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to choice of law principles. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. In case any provision of this Letter Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Letter Agreement, and the validity legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

The parties hereby consent and agree that if this Letter Agreement shall at any time be deemed by the parties for any reason insufficient, in whole or in part, to carry out the true intent and spirit hereof or thereof, the parties will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the parties may be reasonably required in order more effectively to accomplish the purposes of this Letter Agreement.

***REMAINDER OF PAGE INTENTIONALLY LEFT BLANK***

Please indicate confirmation of the terms provided herein by executing and returning this letter in the space provided below.

Very truly yours,

MARIJUANA COMPANY OF AMERICA, INC.

By:	/s/ Jesus M. Quintero
Name:	Jesus M. Quintero
Title:	Chief Executive Officer

Date: November 24, 2021

ACCEPTED AND AGREED:

Beach Labs, Inc.

/s/ Ronald P. Russo, Jr.

Ronald P. Russo, Jr.

Date: November 24, 2021

cDistro, Inc.

/s/ Ronald P. Russo, Jr.

Ronald P. Russo, Jr.

Date: November 24, 2021

EXHIBIT A

Form of True-Up

20-day average
True-Up Per-share Price			$ 0.00229
	MCOA Common Stock Closing Prices		Discount
Closing	11/20/2021		70.00%
1	11/19/2021	$ 0.00260	True-Up Per-share price
2	11/18/2021	$ 0.00250	$ 0.00160
3	11/17/2021	$ 0.00260
4	11/16/2021	$ 0.00260
5	11/15/2021	$ 0.00280
6	11/12/2021	$ 0.00270	$ 600,000	Target Value
7	11/11/2021	$ 0.00230	374,298,191	Shares with value of $600,000 on date of True-Up
8	11/10/2021	$ 0.00210	265,164,070	Shares issued at Merger Agreement closing
9	11/9/2021	$ 0.00210	109,134,121	True-Up Shares Issuable
10	11/8/2021	$ 0.00220
11	11/5/2021	$ 0.00220
12	11/4/2021	$ 0.00210
13	11/3/2021	$ 0.00220
14	11/2/2021	$ 0.00200
15	11/1/2021	$ 0.00210
16	10/29/2021	$ 0.00200
17	10/28/2021	$ 0.00200
18	10/27/2021	$ 0.00210
19	10/26/2021	$ 0.00220
20	10/25/2021	$ 0.00240

EXHIBIT B

Form of Promissory Note

EXHIBIT C

Form of Amendment to Merger Agreement